UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-14465	IDACORP, Inc.	82-0505802

1221 W. Idaho Street

Boise, Idaho 83702-5627

(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2026, IDACORP, Inc. (the “Company” or “IDACORP”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with the several Managers (the “Managers”), Forward Sellers (the “Forward Sellers”), and Forward Purchasers (the “Forward Purchasers”) named therein relating to the issuance, offer, and sale from time to time of shares of the Company’s common stock, without par value (the “Common Stock”), having an aggregate gross sale price of up to $600,000,000 (including shares of Common Stock that may be sold pursuant to the forward sale agreements described below, the “Shares”). The Shares may be offered and sold by any method or payment permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by means of ordinary brokers’ transactions on the New York Stock Exchange, the existing trading market for the Company’s shares of Common Stock, or otherwise at market prices prevailing at the time of sale, or sales made to or through a market maker or through an electronic communications network. In addition, the Shares may be offered and sold by such other methods, including privately negotiated transactions (including block trades), as the Company and any Manager agree to in writing. The Shares may be offered and sold in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to offer and sell any of the Shares. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Common Stock and determinations by the Company of the appropriate sources of funding for the Company.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the Shares by the Company through the Managers in their capacity as Managers, the Company may enter into forward sale agreements with the Forward Purchasers. Concurrently with, and pursuant to, the Equity Distribution Agreement, the Company entered into seven separate master forward sale confirmations (the “Master Forward Sale Confirmations”), each dated May 15, 2026, with each of the Forward Purchasers, respectively. In connection with each forward sale agreement under a Master Forward Sale Confirmation, the relevant Forward Purchaser will, at the Company’s request, attempt to borrow from third parties and, through the relevant Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement to hedge the forward sale agreement.

The forward sale price per share under each forward sale agreement will initially equal the product of (1) an amount equal to one minus the applicable forward selling commission and (2) the volume-weighted average price per share at which the borrowed shares of Common Stock were sold pursuant to the Equity Distribution Agreement by the relevant Forward Seller, subject to certain adjustments. Thereafter, the forward sale price will be subject to adjustment as described in the relevant forward sale agreement. The forward sale agreements will provide that the forward sale price, as well as the sales prices used to calculate the initial forward sale price, will be subject to increase or decrease based on a floating interest rate factor equal to the specified benchmark’s daily rate less a spread and subject to decrease by amounts related to expected dividends on the Common Stock during the term of the particular forward sale agreement. If the specified benchmark’s daily rate is less than the spread for a particular forward sale agreement on any day, the interest factor will result in a reduction of the applicable forward sale price for such day.

The Company will not initially receive any proceeds from the sale of borrowed Shares of the Company’s Common Stock by a Forward Seller. If the Company elects to physically settle any forward sale agreement by issuing and delivering shares of Common Stock, the Company will receive an amount of cash from the relevant Forward Purchaser equal to the product of the forward sale price per share under that particular forward sale agreement and the number of shares of Common Stock underlying the particular forward sale agreement. The Company expects to receive proceeds from the sale of Shares by a Forward Seller upon future physical settlement of the relevant forward sale agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the relevant forward sale agreement. Although the Company expects to settle any forward sale agreement with a full physical settlement, it may, except in limited circumstances elect a cash or net share settlement for all or a portion of its obligations under such forward sale agreement. If the Company elects to cash settle or net share settle a forward sale agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Company will pay each Manager a commission of up to 1.000% of the sales price of all Shares issued by the Company and sold through the relevant Manager under the Equity Distribution Agreement. The remaining sales proceeds, after deducting any expenses payable by the Company and any transaction fees imposed by any governmental, regulatory, or self-regulatory organization in connection with the sales, will be the Company’s net proceeds for the sale of the Shares. In connection with each forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement, a commission of up to 1.000% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller.

The Managers, Forward Purchasers, and Forward Sellers, and/or their affiliates, have acted and/or are acting as lenders to, and/or have from time to time performed and/or are performing certain investment banking, advisory, general financing, and commercial banking and other commercial transactions and services for, the Company and its subsidiaries for which they have received and, in the future, may receive customary fees and expenses. For instance, certain Managers serve as lenders under the Company’s and Idaho Power Company’s revolving credit facilities.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement filed with the U.S. Securities and Exchange Commission on February 21, 2025 (File No. 333-285140), a base prospectus, dated February 21, 2025, included as part of the registration statement, and a prospectus supplement, dated May 15, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing descriptions of the Equity Distribution Agreement and the Master Forward Sale Confirmations do not purport to be complete and are qualified in their entirety by reference to the terms and conditions of the Equity Distribution Agreement and form of Master Forward Sale Confirmation, which are filed as Exhibits 1.1 and 1.2, respectively, and are incorporated by reference into this Item 1.01.

* * * * * *

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations, such as, but not limited to, statements regarding the potential offer, sale, and issuance of Shares and receipt of any related proceeds by IDACORP. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “potential,” “plans,” “predicts,” “preliminary,” “projects,” “targets,” “may,” “may result,” “may continue,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this Current Report on Form 8-K, IDACORP’s and Idaho Power Company’s (“Idaho Power”) most recent Annual Report on Form 10-K, particularly Part I, Item 1A - “Risk Factors” and Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of that report, subsequent reports filed by IDACORP and Idaho Power with the Securities and Exchange Commission, and the following important factors: (a) changes in market conditions; (b) changes in the trading price of the Common Stock; and (c) changes in IDACORP’s or Idaho Power’s financial condition or strategy. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time, and it is not possible for IDACORP and Idaho Power to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated May 15, 2026

1.2	Form of Master Forward Sale Confirmation

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2026

IDACORP, INC.

By:	/s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer